UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2010

California Pizza Kitchen, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31149	95-4040623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6053 West Century Boulevard, 11th Floor Los Angeles, California	90045-6438
(Address of principal executive offices)	(Zip Code)

(310) 342-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01           Regulation FD Disclosure.

On April 12, 2010, California Pizza Kitchen, Inc. (the “Company”) issued a press release announcing that its Board of Directors has authorized management to consider a wide range of financial and strategic alternatives to enhance shareholder value. The Company has engaged Moelis & Company, a global investment bank, to be its exclusive financial advisor in this review.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01           Financial Statements and Exhibits.

Exhibit 99.1        Press release, dated April 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 12, 2010	California Pizza Kitchen, Inc.
a Delaware corporation

	By:	/s/ Richard L. Rosenfield
Co-Chairman of the Board, Co-Chief Executive
Officer, and Co-President

	By:	/s/ Larry S. Flax
Co-Chairman of the Board, Co-Chief Executive
Officer, and Co-President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated April 12, 2010.